Exhibit 10.19

Tritium Holdings Pty Ltd

The party set out in schedule 1

Subscription Agreement

CONTENTS

			Page
1	DEFINITIONS		1

2	CONDITION PRECEDENT		7

	2.1	CONDITION PRECEDENT	7

	2.2	SATISFACTION AND WAIVER	7

	2.3	NON-FULFILMENT	7

3	SUBSCRIPTION		7

	3.1	MANNER OF SUBSCRIPTION	7

	3.2	COMPANY OBLIGATIONS AFTER SUBSCRIPTION	8

4	TERMS OF CONVERTIBLE EQUITY		8

	4.1	USE OF FUNDS	8

	4.2	INTEREST	8

	4.3	SUBJECT TO SHAREHOLDERS’ DEED	8

	4.4	NO REDEMPTION OR SECURITY	8

	4.5	NO OTHER RIGHTS	8

5	CONVERSION INTO SHARES		8

	5.1	AUTOMATIC CONVERSION	8

	5.2	NUMBER OF SHARES ON CONVERSION	9

	5.3	COMPANY OBLIGATIONS AFTER CONVERSION	9

	5.4	BARE TRUSTEE ARRANGEMENTS	9

6	WARRANTIES		9

	6.1	WARRANTIES BY THE WARRANTORS	9

	6.2	TIME LIMITATION	9

	6.3	MAXIMUM AGGREGATE LIABILITY FOR CLAIMS	10

	6.4	INVESTOR WARRANTIES	10

	6.5	TRUST WARRANTIES	10

7	DEFAULT AND TERMINATION		10

	7.1	TERMINATION	10

	7.2	EFFECT OF TERMINATION	10

8	CONFIDENTIALITY		11

	8.1	CONFIDENTIALITY	11

	8.2	PERMITTED DISCLOSURE	11

9	GENERAL		12

i

9.1	NOTICES	12

9.2	GST	13

9.3	COSTS AND EXPENSES	13

9.4	STAMP DUTY	13

9.5	GOVERNING LAW	13

9.6	JURISDICTION	13

9.7	CUMULATIVE RIGHTS	13

9.8	SEVERABILITY	13

9.9	FURTHER ASSURANCES	13

9.10	ASSIGNMENT	14

9.11	SURVIVAL AND MERGER	14

9.12	CONSTRUCTION	14

9.13	ENTIRE AGREEMENT	15

9.14	COUNTERPARTS	15

SCHEDULE 1		16

SUBSCRIPTION DETAILS		16

SCHEDULE 2		18

COMPANY WARRANTIES		18

SCHEDULE 3		19

OTHER WARRANTIES		19

ii

Date

Parties

Tritium Holdings Pty Ltd ACN 145 324 910 of 48 Miller Street, Murarrie QLD 4172 (Company)

The party set out in schedule 1 (the Investor)

Background

A	The Investor wishes to invest in the Company by subscribing for the Convertible Equity, which will be converted into Shares as contemplated by this agreement.

B

The Investor, the Company and the other Shareholders have agreed that on and from the date of this agreement, the Investor’s investment in Convertible Equity will be governed by the Shareholders’ Deed.

Agreed terms

1	DEFINITIONS

Affiliate	In relation to a person (first-mentioned person):

	(a)	a person that Controls or is Controlled by the first-mentioned person;

	(b)	a Related Body Corporate of the first-mentioned person;

	(c)	in the case of a party that is a trustee of a trust, includes any replacement trustee of that trust where there is no change to the ultimate beneficial owner of the Securities;

	(d)	includes any fund or other vehicle managed or advised by the Investor;

	(e)	in the case of a Bare Trustee, means an Affiliate of the Employee Party which holds the beneficial interest in the relevant Securities; and

	(f)	in the case of the Fund, includes:

(i) the State of Queensland or its Government Agencies;

(ii) a Minister of the State of Queensland;

(iii) a person Controlled by a person referred to in paragraphs (i) or (ii); or

(iv) a trustee of a trust where the ultimate beneficial owner of the Securities is a person referred to in paragraphs (i) to (iii).

Bank Account	The Company’s bank account set out below or such other bank account nominated by the Company in by notice in writing to the other parties which is approved by the Fund:

(a) Bank:

(b) Account name:

(c) BSB:

(d) Account number:

Board	The Company’s board of directors.

Business	The business of the Group as at the date of this agreement being the design and manufacture of power electronic products, including electric vehicle fast chargers and as modified from time to time.

Business Day	A day on which banks are open for general banking business in Brisbane, excluding Saturdays, Sundays and public holidays.

Claim

Any allegation, debt, cause of action, liability, claim, proceeding, suit or demand of any nature howsoever arising and whether present or future, fixed or unascertained, actual or contingent whether at Law, in equity, under statute or otherwise.

Company Warranties	The representations and warranties set out in schedule 2.

Condition Precedent	The Condition Precedent set out in clause 2.1.

Confidential Information

Information disclosed by or on behalf of one party to another party in connection with this agreement, or a decision to enter into this agreement, which has been designated as confidential by the party disclosing the information, or information which by its nature should reasonably be considered confidential, but does not include:

(a) any information which is in the public domain at the time of its disclosure or subsequently becomes part of the public domain other than as a result of a breach by the person receiving the Confidential Information of clause 8.1;

(b) any information that was known to the party receiving the Confidential Information at the time of disclosure of the Confidential Information except as a result of a prior confidential disclosure by the party disclosing the Confidential Information; or

(c) any information that is disclosed to the party receiving the Confidential Information by any third party who is not known to the party receiving the Confidential Information to be acting in breach of a confidentiality obligation owed to the party disclosing the Confidential Information.

Constitution	The constitution of the Company from time to time.

Continuing Clauses	This clause 1 and clauses 8 (Confidentiality) and 9 (General).

Control	The same meaning given to it in section 50AA of the Corporations Act.

Conversion Date	The date on which the Convertible Equity is converted into Shares.

Conversion Event	The meaning given in clause 5.1.

Conversion Shares	The Shares issued to the Investor on conversion of the Convertible Equity.

Convertible Equity	means the convertible equity issued to the Investor under the terms of this agreement until such time as it is converted into Shares.

Corporations Act	The Corporations Act 2001 (Cth) as amended.

Disposal	A sale, assignment, transfer, conveyance, exchange or other disposal of a legal or beneficial interest of more than 15% of the Company’s shares on issue.

Employee Party

means each person who has performed from time to time the role of service provider of the Company or any of its Subsidiaries (whether as a director, employee or contractor), who holds a beneficial interest in Securities and has appointed a Bare Trustee to hold legal title to those Securities.

Fund	QBDF Pty Ltd as trustee for the Business Development Fund.

Government Agency

Any government or governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity whether foreign, federal, state, territorial or local.

Group	The Company and its Subsidiaries and any one of them.

GST	The meaning given in the GST Law.

GST Law	The meaning given in the A New Tax System (Goods and Services Tax) Act 1999 (Cth).

Insolvency Event	any of the following events occurring in relation to the Company:

	(a)	if an application is filed for the winding up of the Company and the winding up application is not dismissed or withdrawn within 10 Business Days of that application being filed;

	(b)	if an order is made for the winding up of the Company;

	(c)	if the Company’s shareholders pass a resolution for its winding up;

	(d)	if a receiver, receiver and manager, controller (as defined in section 9 Corporations Act), or similar person is appointed to, or the holder of a Security Interest takes (or appoints an agent to take) possession of, any property of the Company;

	(e)	if a provisional liquidator is appointed to the Company;

	(f)	if:

(i) the Company is placed into administration (as defined in section 9 Corporations Act) or enters into a deed of company arrangement (as defined in section 9 Corporations Act); or

(ii) the Company or any third party takes any step towards placing the Company into administration or towards entering into a deed of company arrangement;

	(g)	if the Company:

(i) advises the other parties that it is financially unable to proceed with or meet any of its obligations under this deed;

(ii) without the written consent of the other parties, suspends payment of its debts other than as the result of a failure to pay a debt or claim which is the subject of a genuine dispute;

(iii) ceases or threatens to cease to carry on all or a material part of its business;

(iv) is or states that it is unable to pay its debts as and when they fall due and payable; or

(v) is taken to fail to comply with a statutory demand under section 459F Corporations Act;

	(h)	if the Company, without the consent of the other parties:

(i) begins negotiations with one or more of its creditors seeking a general readjustment or rescheduling of its indebtedness to one or more of its creditors;

(ii) takes any steps toward entering into, or enters into, any compromise or arrangement with one or more of its creditors under part 5.1 Corporations Act; or

(iii) makes any assignment or enters into any arrangement or composition generally for the benefit of one or more of its creditors;

	(i)	if the Company becomes or takes any step that could result in the Company becoming an insolvent under administration (as defined in section 9 Corporations Act);

	(j)	if execution is levied against the Company by a creditor;

	(k)	if any matter relating to the Company becomes subject to a direction under, or has effect as if it were a direction under, section 14 Australian Securities and Investment Commission Act 2001 (Cth), or to an investigation under, or taken to be under, Australian Securities and Investment Commission Act 2001 (Cth); or

	(l)	if any event happens in Australia or any other country or territory in respect of the Company that is similar to any of the events or circumstances referred to in this definition, unless:

(i) the event takes place as part of a solvent reconstruction, amalgamation, merger or consolidation on terms approved by the other parties before it takes place; and

(ii) the implementation of the reconstruction, amalgamation, merger or consolidation complies with the terms of the approval.

Investor	The Investor as identified in schedule 1.

Investor Warranties	The representations and warranties set out in schedule 3.

Law	Includes:

	(a)	any statute, regulation, rule, by-law, ordinance, proclamation, judgement, treaty, decree, convention, rule or principle of common law or equity, rule of any applicable stock exchange, or requirement or approval (including any Government Agency);

	(b)	any regulation, rule, by-law, ordinance, proclamation or judgement made under that law; and

	(c)	that law as amended, consolidated, supplemented, re-enacted or replaced.

Maturity Date	31 January 2022.

Payment Date	17 February 2021 or such later date notified by the Company.

PPSA	The Personal Property Securities Act 2009 (Cth).

Related Body
Corporate	The meaning as set out in the Corporations Act and Related Bodies Corporate has a corresponding meaning.

Representative	In respect of a person means an officer, employee, auditor, banker or professional adviser of that person.

Securities

Securities of the Company and includes the Convertible Equity, all shares in the Company, options, any convertible notes, warrants or other securities capable of conversion into shares issued by the Company.

Security Interest	(a)	A ‘security interest’ as defined in the PPSA;

	(b)	any third party rights or interests including a mortgage, lien, charge, pledge, assignment by way of security, security interest, encumbrance, title retention, preferential right or trust arrangement, Claim, covenant, easement or any other security arrangement or any other arrangement having the same effect;

	(c)	a right, interest or arrangement which has the effect of giving another person priority over creditors including any right of set-off;

	(d)	a right that a person (other than the owner) has to remove something from land (known as a profit à prendre), easement, public right of way, restrictive or positive covenant, lease, or licence to use or occupy; or

	(e)	an agreement to create any of them or allow them to exist.

Shares	Fully paid ordinary shares in the capital of the Company.

Shareholder	A holder of Shares.

Shareholders’
Deed	The Shareholders’ Deed between the Company and its Shareholders, as amended from time to time.

Subscription
Money	That sum of money payable for the Convertible Equity, as set out in schedule 1.

Subsidiary	A subsidiary as defined by section 9 of the Corporations Act.

Trust Warranties	The representations and warranties set out in schedule 3.

Trust Warrantor	A party that is stated in this agreement to be a trustee of a trust.

2	CONDITION PRECEDENT

2.1	Condition Precedent

The obligation of the Company to issue the Convertible Equity is subject to an aggregate amount of at least $15 million being raised by the Company, by issuing convertible equity in the capital raise under which the Convertible Equity is offered to the Investor (Condition Precedent).

2.2	Satisfaction and waiver

(a)	The Condition Precedent will be satisfied when the Company receives into the Bank Account the relevant amount of funds as subscriptions for convertible equity.

(b)	The Company will immediately notify the Investor if the Condition Precedent is not satisfied on the Payment Date.

(c)	The Condition Precedent may only be waived with the approval of both the Company and the Investor.

2.3	Non-fulfilment

If the Condition Precedent is not fulfilled or waived within 10 days of the Payment Date, then this agreement will be voidable by either party giving the other party notice in writing and on the giving of such notice the Company must return to the Investor any Subscription Money paid by the Investor.

3	SUBSCRIPTION

3.1	Manner of subscription

The Investor must subscribe for its Convertible Equity by paying its Subscription Money into the Bank Account in cleared funds on or before the Payment Date.

3.2	Company obligations after subscription

Immediately on the later of the satisfaction of the Condition Precedent and the Company’s receipt of the Subscription Money, the Company must enter the Investor in its register of members as the holder of the Convertible Equity in the amount of the Subscription Money.

4	TERMS OF CONVERTIBLE EQUITY

4.1	Use of funds

The Company must use the Subscription Money in the Business to fund operating losses and working capital requirements, including for research, product development and to progress commercialising the Company’s electric vehicle fast chargers.

4.2	Interest

No interest will accrue or be payable on the Subscription Money.

4.3	Subject to Shareholders’ Deed

The Convertible Equity is a Security of the Company and must be held subject to the terms of the Shareholders’ Deed (as it applies to “Securities” as defined within that deed).

4.4	No redemption or security

Convertible Equity may only be converted into Shares and there is no obligation on the Company to repay or grant any Security Interest in respect of any Subscription Money.

4.5	No other rights

Convertible Equity does not confer on its holder any right to vote at any meeting of the Company or participate in any dividend or division of surplus assets or profits of the Company.

5	CONVERSION INTO SHARES

5.1	Automatic conversion

Convertible Equity will automatically convert into Shares at the earlier of:

(a)	an issue or Disposal of Securities undertaken at a Board approved valuation of the Company; or

(b)

a compulsory sale of Securities in the Company under any of the following provisions of the Shareholders’ Deed: clause 12 (Drag along), clause 13 (Exit Proposal), clause 17 (Fortive offer for all Securities), clause 18 (Fortive right to price match) and clause 19 (Fortive call option over all Securities); or

(c)	the Maturity Date; or

(d)	the occurrence of an Insolvency Event.

(each of the above events being a Conversion Event).

5.2	Number of Shares on conversion

The number of Shares which must be issued by the Company for the Convertible Equity must be calculated in accordance with the conversion formula set out in Schedule 1.

5.3	Company obligations after conversion

Immediately on conversion into Shares of the Convertible Equity, the Company must subject to clause 5.4:

(a)	enter the Investor in its register of members as the holder of the Conversion Shares issued to them; and

(b)	provide the requisite notices confirming the issue of the Conversion Shares to the Australian Securities and Investments Commission.

5.4	Bare Trustee arrangements

If the Investor holds Shares through a bare trust arrangement with Tritium Nominee Pty Ltd ACN 627 582 610 as the trustee, then the Conversion Shares must be registered in the name of that trustee and held subject to the terms of those bare trust arrangements.

6	WARRANTIES

6.1	Warranties by the Warrantors

(a)

Subject to clause 6.1(b), the Company represents and warrants to the Investor that each Company Warranty is true and correct and not misleading on the date of this agreement and at the Conversion Date.

(b)	If a Company Warranty is expressed to be given at a particular time, that Company Warranty is given only at that time.

(c)	The Company acknowledges that the Investor has entered into this agreement in reliance on the Company Warranties.

(d)	Each Company Warranty must be construed independently and is not limited by reference to another Company Warranty.

6.2	Time limitation

The Company has no liability relating to or arising out of a breach of a Company Warranty unless the Investor has given written notice of the Claim relating to or arising out of the breach within 6 months after the Conversion Date.

6.3	Maximum aggregate liability for Claims

The maximum aggregate liability of the Company for all Claims made by the Investor in relation to a breach of a Company Warranty under this agreement or otherwise, is an amount equal to the Subscription Money.

6.4	Investor Warranties

(a)	The Investor independently represents and warrants to the Company that its Investor Warranties are true on the date of this agreement and at the Conversion Date.

(b)	The Investor acknowledges that the Company has entered into this agreement in reliance on its Investor Warranties.

(c)	The Investor Warranties must be construed independently and are not limited by reference to another Investor Warranty.

6.5	Trust Warranties

(a)

Each Trust Warrantor severally represents and warrants to the Company that, in respect of the trust that it is the trustee of, the Trust Warranties are true on the date of this agreement and at the Conversion Date.

(b)	Each Trust Warrantor acknowledges that the Company has entered into this agreement in reliance on the Trust Warranties.

(c)	The Trust Warranties must be construed independently and are not limited by reference to another Trust Warranty.

7	DEFAULT AND TERMINATION

7.1	Termination

If a party has a right to terminate this agreement, that right may be exercised by that party delivering a notice in writing to the other parties stating that it terminates this agreement.

7.2	Effect of termination

Termination of this agreement will not affect:

(a)	any other rights the parties have against one another at Law or in equity;

(b)	the Continuing Clauses, which survive termination or expiry of this agreement; or

(c)	a right or Claim which arises before termination.

8	CONFIDENTIALITY

8.1	Confidentiality

Subject to clause 8.2, no party may:

(a)	disclose any Confidential Information to any person;

(b)	use any Confidential Information in any manner which may cause loss to the Company or the other parties; or

(c)	make any public announcement or issue any press release regarding the terms of this agreement.

8.2	Permitted disclosure

(a)	A party may disclose, and may permit its Representatives to disclose, any Confidential Information (and the other restrictions in clause 8.1 do not apply in such cases):

(i)	with the prior written consent of the party to whom the information relates;

(ii)

to the extent it is required to do so by Law, any order or request of any Government Agency or by any recognised stock exchange on which its shares (or those of any of its Related Bodies Corporate) are listed;

(iii)	to the party’s Representatives;

(iv)	to the party’s Affiliates and their Representatives;

(v)	in the case of the Fund, to:

(A)	the manager of the Fund and its Representatives;

(B)	any person with a beneficial interest in the Securities held by the Fund and their Representatives;

(C)	the State of Queensland, its Government Agencies and their Representatives;

(D)	Affiliates of the State of Queensland or its Government Agencies, and their Representatives;

(E)	Ministers of the State of Queensland and their Representatives; and

(F)	the Queensland Audit Office and its Representatives; or

(vi)	to:

(A)	any person which in good faith is seeking to purchase or otherwise acquire either directly or indirectly the whole or part of the securities or shares in a Shareholder;

(B)	a financier of a Shareholder who has taken a Security Interest over the whole or part of the Shares held by the Shareholder; or

(C)	a Representative of a person referred to in clauses 8.2(a)(v)(A) or 8.2(a)(v)(B),

provided that:

(D)	any disclosures are strictly on a need-to-know basis;

(E)	any disclosures must be made on a confidential basis to the receiving party; and

(F)	if requested by the board of the disclosing party, such person or Representative (as applicable) signs a confidentiality agreement in a form reasonably acceptable to the board of the disclosing party.

9	GENERAL

9.1	Notices

Any notice given under or in connection with this agreement (Notice):

(a)	must be in writing and signed by a person duly authorised by the sender;

(b)

must be addressed and delivered to the intended recipient by hand, by prepaid post, by fax or by email at the address, fax number or email address last notified by the intended recipient to the sender;

(c)	is taken to be given and made:

(i)	in the case of hand delivery, when delivered;

(ii)	in the case of delivery by express post (or equivalent registered post), when delivered;

(iii)	in the case of a fax, on the day and at the time it is sent, provided that the sender’s facsimile machine issues a report confirming the transmission of the number of pages in the Notice; and

(iv)	in the case of an email, on the day and at the time that the recipient confirms the email is received.

This clause does not limit the way in which a notice can be deemed to be served under any Law.

9.2	GST

If GST is payable, or notionally payable, on a supply made under or in connection with this agreement, the party providing the consideration for that supply must pay to the supplier an amount equal to the amount of GST payable, or notionally payable, on that supply.

9.3	Costs and expenses

Each party must bear its own costs in connection with the preparation, negotiation and execution of this agreement and any other ancillary documents.

9.4	Stamp duty

All stamp duty which may be payable on or in connection with this agreement (if any) is payable by the Investor.

9.5	Governing law

The laws of Queensland govern this agreement.

9.6	Jurisdiction

Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of Queensland.

9.7	Cumulative rights

Except as expressly provided for in this agreement, the rights of a party under this agreement are in addition to and do not exclude or limit any other rights or remedies provided by Law.

9.8	Severability

Any term of this agreement which is wholly or partially void or unenforceable is severed to the extent that it is void or unenforceable. The validity or enforceability of the remainder of this agreement is not affected.

9.9	Further assurances

Except as expressly provided in this agreement, each party must, at its own expense, do all things reasonably necessary (including executing documents) to give full effect to this agreement and the matters contemplated by it.

9.10	Assignment

(a)	A party may not assign, transfer or in any other manner deal with its rights under this agreement without the prior written consent of the other party.

(b)	Any purported assignment, transfer or dealing in contravention of clause 9.10(a) is ineffective.

9.11	Survival and merger

No term of this agreement merges on the conversion of the Convertible Equity into Shares or any transaction contemplated by this agreement.

9.12	Construction

In this agreement, unless context indicates a contrary intention:

(a)	(headings) clause headings and the table of contents are inserted for convenience only and do not affect interpretation of this agreement.

(b)	(party) a reference to a party to a document includes that party’s executors, administrators, successors, substitutes (including persons taking by novation) and permitted assigns.

(c)	(person) a reference to a person includes:

(i)	a partnership, joint venture, unincorporated association, corporation, body politic and a government or statutory body or authority; and

(ii)	the person’s executors, administrators, successors, substitutes (including persons taking by novation) and permitted assigns.

(d)	(including) including and includes (and any other similar expressions) are not words of limitation, and a list of examples is not limited to those items or to items of a similar kind.

(e)	(corresponding meanings) a word that is derived from a defined word has a corresponding meaning.

(f)	(singular) the singular includes the plural and vice-versa.

(g)	(gender) words importing one gender include all other genders.

(h)	(rules of construction) neither this agreement nor any part of it is to be construed against a party on the basis that the party or its lawyers were responsible for its drafting.

(i)	(legislation) a reference to any legislation or provision of legislation includes all amendments, consolidations or replacements and all regulations or instruments issued under it.

(j)

(time and date) a reference to a time or date in connection with the performance of an obligation by a party is a reference to the time and date in Brisbane, Australia, even if the obligation is to be performed elsewhere.

(k)

(writing) a reference to a notice, consent, request, approval or other communication under this agreement or an agreement between the parties means a written notice, request, consent, approval or agreement.

(l)	(Australian currency) a reference to dollars or $ is to Australian currency.

(m)	(document) a reference to this or any other document includes the document as novated, varied or replaced and despite any change in the identity of the parties.

9.13	Entire agreement

This agreement, the Shareholders’ Deed and all documents referred to in those documents is the entire agreement between the parties about its subject matter and replaces all previous agreements, understandings, representations and warranties about that subject matter.

9.14	Counterparts

This agreement may be executed in any number of counterparts. All counterparts taken together shall be taken to constitute one agreement.

SCHEDULE 1

SUBSCRIPTION DETAILS

1.	Investor details

Name	Address for Service	Subscription Money

2.	Conversion formula

A	For Conversion Events other than an Insolvency Event

If the conversion of Convertible Equity into Shares has occurred for any reason specified in clause 5.1(a), 5.1(b) or 5.1(c), then the following conversion formula applies:

Number of Shares issued for Convertible Equity =             Subscription Money

                                                                                  Discounted Price Per Share

Where:

Discounted Price Per Share = (Conversion Valuation – Total Subscriptions*) x 0.7

                                                                          Notional Total Shares

Conversion Valuation If the Conversion Event arises under:

(a)	clause 5.1(a), then the Conversion Valuation is the relevant Board approved equity valuation;

(b)	clause 5.1(b), then the Conversion Valuation is the amount that would be payable for 100% of the Company’s shares, based on the price payable for Shares sold in the relevant sale; and

(c)	clause 5.1(c), then the Conversion Valuation is either:

(i)	Determined Value under clause 19.2 of the Shareholders’ Deed; or

(ii)	if such a value has not been determined at the time of the Conversion Event, then the Board must obtain a valuation for 100% of the Company’s equity from Duff & Phelps.

Notional Total Shares The total number of:

(a)	issued shares in the Company;

(b)	all shares in the Company that will be issued on the exercise of any options or other rights to acquire shares that have been granted by the Company, including under any convertible note; and

(c)	the Company’s shadow equity issued by the Company or its Subsidiaries,

but excludes Shares that will be issued for the Convertible Equity or under any other subscription agreement entered into by the Company for the purpose of the same capital raise in which the Convertible Equity has been issued.

Total Subscriptions	The total amount raised by the Company through the issue of convertible equity in the capital raise, completed on or around the date of this agreement, of which the issue of Convertible Equity under this agreement forms a part.

* Note: The Total Subscriptions must be treated like debt and deducted from the Company’s enterprise value to determine the value of the Company’s equity. This then provides the pre-money valuation (before this convertible equity raise) which aligns with the Discounted Price Per Share equation above, which uses the total shares before this Convertible Equity raise.

B	Where an Insolvency Event has caused conversion

If the conversion of Convertible Equity into Shares has occurred due to an Insolvency Event, as specified in clause 5.1(d), then the following conversion formula applies:

Number of Shares issued for Convertible Equity =             Subscription Money

                                                                                  Insolvency Price Per Share

Where:

Insolvency Price per Share = $4.4431

SCHEDULE 2

COMPANY WARRANTIES

1.	Shares

(a)	There is no restriction on the ability of the Company to issue the Convertible Equity and Conversion Shares that has not been validly waived.

(b)	The Investor will acquire on conversion of the Convertible Equity:

(i)

the full legal and beneficial ownership of the relevant Conversion Shares free and clear of all Security Interests (unless clause 5.4 is applicable to the Investor and in which case this is modified to the extent that legal title will be acquired by Tritium Nominee Pty Ltd ACN 627 582 610 as bare trustee for the Investor);

(ii)	the relevant Conversion Shares free of competing rights, including pre-emptive rights or rights of first refusal, other than under the Shareholders’ Deed and the Constitution; and

(iii)	fully paid Shares that have no money owing in respect of them.

2.	Authority of Company

(a)

The Company and the directors of the Company have taken all necessary action to authorise the signing, delivery and performance of this agreement and the documents required under this agreement in accordance with their respective terms.

(b)

The Company has power to enter into this agreement and perform its obligations under it and can do so without the consent of any other person and free of any pre-emptive rights or rights of first refusal that have not otherwise been waived in accordance with this agreement.

(c)	The Company’s obligations under this agreement are valid and binding and enforceable against it in accordance with their terms.

SCHEDULE 3

OTHER WARRANTIES

1.	Investor Warranties

(a)	If it is a body corporate, it is validly existing under the Laws of its place of incorporation.

(b)	It has the power and capacity to enter into and perform its obligations under this agreement.

(c)	It has taken all necessary action to authorise the signing, delivery and performance of this agreement and the documents required under this agreement in accordance with their respective terms.

(d)	This agreement constitutes valid and binding obligations upon it enforceable in accordance with its terms.

2.	Trust Warranties

(a)	The Trust Warrantor enters into this agreement as trustee of the relevant trust.

(b)	The Trust Warrantor has the power and capacity to enter into this agreement and carry out the transactions contemplated by this agreement in its capacity as trustee of the trust.

(c)

The signing, delivery and performance of this agreement is authorised under the terms of the relevant trust and does not and will not (with or without the lapse of time, the giving of notice or both) contravene, conflict with or result in a breach of or default under the terms of the trust.

(d)

The Trust Warrantor has considered the transactions provided for in this agreement and is of the opinion that entry into this agreement is a proper exercise of the Trust Warrantor’s powers and discretions as trustee of the trust.

(e)

The beneficiaries of the trust have given their fully informed consent to the Trust Warrantor entering into this document, if such consent is necessary to authorise the Trust Warrantor to enter into this document.

(f)	The trust has been validly created and is in existence.

(g)	The Trust Warrantor has been validly appointed as trustee of the trust.

(h)	The Trust Warrantor is the only trustee of the trust and no action has been taken or is proposed to remove it as trustee of the trust.

(i)	The Trust Warrantor is not in default under the terms of the trust.

(j)	The Trust Warrantor has the right to be fully indemnified out of the assets of the trust in respect of all obligations of the Trust Warrantor under this agreement, and:

(i)

the property of the trust is sufficient to satisfy that right of indemnity and all other obligations in respect of which the Trust Warrantor has a right to be indemnified out of the property of the trust; and

(ii)	the Trust Warrantor has not done or omitted to do anything that would result in the Trust Warrantor’s right of indemnity being restricted or limited in any way.

(k)	No action has been taken, or is proposed, to terminate the trust.

Execution

Executed as an agreement.

Executed in accordance with

section 127 of the Corporations Act

2001 by Tritium Holdings Pty Ltd:

/s/ David Finn	/s/ James Kennedy
Director Signature	Director/Secretary Signature

Print Name	Print Name

/s/ David Finn	/s/ Mark Anning
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Bernard Walsh in the presence of:

/s/ Shelley Farrell	/s/ Bernard Walsh
Witness Signature	Signature

Print Name	Print Name

Witness Signature	Signature

Print Name	Print Name

Executed by Manuel Fernandes in the presence of:

/s/ Ines Fernandes	/s/ Manuel Beires Fernandes
Witness Signature	Signature

Print Name	Print Name

Witness Signature	Signature

Print Name	Print Name

Executed by Varley Holdings Pty Ltd in accordance with section 127 of the Corporations Act 2001:

/s/ Jeff Phillips	/s/ Justin Anthony England
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by St Baker Energy Holdings Pty Ltd ATF St Baker Energy Innovation Trust in accordance with section 127 of the Corporations Act 2001:

/s/ Trevor St Baker	/s/ Stephen St Baker
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by LRSR Pty Ltd ATF Beaumont Investment Trust in accordance with section 127 of the Corporations Act 2001:

/s/ Richard Beaumont	/s/ Lynne Beaumont
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Mariva Investments Pty Ltd ATF Mariva Property Trust in accordance with section 127 of the Corporations Act 2001:

/s/ Nicola Valente	/s/ Frank Valente
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Panic Super Pty Ltd ATF Panic Superannuation Fund in accordance with section 127 of the Corporations Act 2001:

/s/ Patricia A Valente	/s/ Nicola Valente
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Franunta Super Pty Ltd ATF Franunta Superannuation Fund in accordance with section 127 of the Corporations Act 2001:

/s/ Assunta Valente	/s/ Frank Valente
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Opnet Pty Ltd The Opnet Trust in accordance with section 127 of the Corporations Act 2001:

/s/ David Redfern
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Greengrid Investment Holdings Group Pty Ltd in accordance with section 127 of the Corporations Act 2001:

/s/ Yang Wu	/s/ Yang Wu
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Retail Bids Limited in accordance with section 127 of the Corporations Act 2001:

/s/ Philip Scott
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Elda Electronics Pty Ltd ATF Paul V Alexander Superannuation Fund in accordance with section 127 of the Corporations Act 2001:

/s/ Paul Alexander	/s/ Annamieka Alexander
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Grenning Family Super Pty Ltd Grenning Family Superannuation Fund in accordance with section 127 of the Corporations Act 2001:

/s/ Mark Ross Grenning	/s/ Karen Meredin Grenning
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Dana Nicole Murphy ATF Banbury Place Investment Trust in the presence of:

/s/ Dana Murphy
Witness Signature	Signature

Print Name	Print Name

Witness Signature	Signature

Print Name	Print Name

Executed by Thimios Super Pty Ltd ATF Thimios Superannuation Fund in accordance with section 127 of the Corporations Act 2001:

/s/ Peter Thimios	/s/ Terrance Thimios
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Tambleview Pty Ltd ATF Tambleview Property Trust in accordance with section 127 of the Corporations Act 2001:

/s/ Bill Price	/s/ Tammy Price
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Morris Equity Investments Pty Ltd ATF The KDLM Trust Account in accordance with section 127 of the Corporations Act 2001:

/s/ Karl Morris
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by BS & PL McSweeney Pty Ltd ATF McSweeneys Pharmacy Superannuation Fund No 2 in accordance with section 127 of the Corporations Act 2001:

/s/ Brian Stephen McSweeney	/s/ Paula Louise McSweeney
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Ilwella Pty Ltd in accordance with section 127 of the Corporations Act 2001:

/s/ Brian Flannery	/s/ Peggy Flannery
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Daniel Stephen Kermode in the presence of:

/s/ Daniel Stephen Kermode
Witness Signature	Signature

Print Name	Print Name

Witness Signature	Signature

Print Name	Print Name

Executed by Lili Zhang in the presence of:

/s/ Lili Zhang
Witness Signature	Signature

Print Name	Print Name

Witness Signature	Signature

Print Name	Print Name

Executed by Stefan Gotz in the presence of:

/s/ Stefan Gotz
Witness Signature	Signature

Print Name	Print Name

Witness Signature	Signature

Print Name	Print Name

Executed by Peter Blyth in the presence of:

/s/ Peter Blyth
Witness Signature	Signature

Print Name	Print Name

Witness Signature	Signature

Print Name	Print Name

Executed by Yi Tang in the presence of:

/s/ Yi Tang
Witness Signature	Signature

Print Name	Print Name

Witness Signature	Signature

Print Name	Print Name

Executed by Jeroen Jonker in the presence of:

/s/ Jeroen Jonker
Witness Signature	Signature

Print Name	Print Name

Witness Signature	Signature

Print Name	Print Name

Executed by James Greg Lary in the presence of:

/s/ James Gregory Lary
Witness Signature	Signature

Print Name	Print Name

Witness Signature	Signature

Print Name	Print Name

Executed by Tri-Anta Pty Ltd ATF The Rose Family Trust in accordance with section 127 of the Corporations Act 2001:

/s/ Byron Rose
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Fabbrostone Pty Ltd in accordance with section 127 of the Corporations Act 2001:

/s/ Michael Gilbert	/s/ John Fabbro
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Rostfay Pty Ltd ATF Tritium Unit Trust in accordance with section 127 of the Corporations Act 2001:

/s/ Arun Abey	/s/ William Cottam
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Isabella Pennefather Pty Ltd in accordance with section 127 of the Corporations Act 2001:

/s/ Isabella Pennefather
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Coolah Holdings Pty Ltd t/a The Lambert Family Trust in accordance with section 127 of the Corporations Act 2001:

/s/ Stephen James Lambert	/s/ Ruth Lynette Lambert
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Big Bucket Car Wash Pty Ltd in accordance with section 127 of the Corporations Act 2001:

/s/ Colin Wayne Owen	/s/ Deborah Miller
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Simon & Zena Clark ATF Size Super Fund in the presence of:

/s/ Simon Clark
Witness Signature	Signature

Print Name	Print Name

/s/ Zena Clark
Witness Signature	Signature

Print Name	Print Name

Executed by Simon & Zena Clark in the presence of:

/s/ Simon Clark
Witness Signature	Signature

Print Name	Print Name

/s/ Zena Clark
Witness Signature	Signature

Print Name	Print Name

Executed by DB & MJ Overell ATF Overell Superannuation Fund in accordance with section 127 of the Corporations Act 2001:

/s/ David Overell	/s/ Megan Overell
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Elizabeth Abegg Pty Ltd in accordance with section 127 of the Corporations Act 2001:

/s/ Elizabeth Abegg
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by New Lake 10 BV in accordance with section 127 of the Corporations Act 2001:

/s/ Alexander Van Os
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by Jezal Securities Pty Ltd ATF The Jezal Securities Trust in accordance with section 127 of the Corporations Act 2001:

/s/ Anthony Roberts	/s/ Kieran Hennessy
Director Signature	Director/Secretary Signature

Print Name	Print Name

Executed by GGC International Holdings LLC in accordance with section 127 of the Corporations Act 2001:

/s/ David Naemura
Director Signature	Director/Secretary Signature

Print Name	Print Name

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